SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                  May 11, 2000
                        (Date of Earliest Event Reported)


AIRPLANES LIMITED                                         AIRPLANES U.S. TRUST
  (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


Jersey, Channel Islands                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

      33-99970-01                                          13-3521640
(Commission File Number)                      (IRS Employer Identification No.)


Airplanes Limited                                       Airplanes U.S. Trust
22 Grenville Street                                     1100 North Market Street
St. Helier                                              Rodney Square North
Jersey, JE4 8PX                                         Wilmington, Delaware
Channel Islands                                         19890-0001
(011 44 1534 609 000)                                   (1-302-651-1000)
           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)



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Item 5.  Other Events


     Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated May 11, 2000, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.



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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                AIRPLANES LIMITED


Date: May 11, 2000                              /s/ Roy M. Dantzic*
                                                -------------------
                                                Director and Officer


Date: May 11, 2000                              AIRPLANES U.S. TRUST


                                                /s/ Roy M. Dantzic*
                                                -------------------
                                                Controlling Trustee
                                                and Officer


                                                *By: /s/ Michael Walsh
                                                   -------------------
                                                     Attorney-in-Fact



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



                                  EXHIBIT INDEX


Exhibit 99.A       -      Report to Certificateholders
Exhibit 99.B       -      Power of Attorney for Airplanes Limited
Exhibit 99.C       -      Power of Attorney for Airplanes U.S. Trust




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